CERTIFICATE NUMBER                                              NUMBER OF SHARES

         1                                                            3,360

                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                             a Maryland corporation
                Series M7 Taxable Auction Market Preferred Shares
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                              CUSIP NO. [______]

     This certifies that Cede & Co. is the owner of 3,360 fully paid and non-assessable Series M7 Taxable Auction Market Preferred Shares, par value $.001 per share, $25,000 liquidation preference per share, of Cohen & Steers REIT and Utility Income Fund, Inc. (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this [__]th day of March 2004.

THE BANK OF NEW YORK                              COHEN & STEERS REIT AND
As Transfer Agent and Registrar                   UTILITY INCOME FUND, INC.


By:                                               By:
    -------------------------                         --------------------------
    Authorized Signature                              Name: Martin Cohen
                                                      Title: President


                                                  By:
                                                      --------------------------
                                                      Name: Robert H. Steers
                                                      Title: Secretary

                                  TRANSFER FORM

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________ Series M7 Taxable Auction Market Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                      ,
       ---------------------  -------

    In presence of:

---------------------                          --------------------

     Series M7 Taxable Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Articles Supplementary Creating and Fixing the Rights of Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28 and Series F28 Taxable Auction Market Preferred Shares, a copy of which may be obtained at the office of the State Department of Assessments and Taxation of Maryland.

     The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

     The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class authorized to be issued, the differences in the relative rights and preferences between shares of any series of any authorized preferred or special class to the extent they have been set, and the authority of the Board of Directors to classify unissued shares and to set the relative rights and preference thereof and of any subsequent series of such preferred or special classes. Any such request should be addressed to the Secretary of the Fund.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER                                              NUMBER OF SHARES

         1                                                            3,360

                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                             a Maryland corporation
                Series T7 Taxable Auction Market Preferred Shares
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                              CUSIP NO. [______]

     This certifies that Cede & Co. is the owner of 3,360 fully paid and non-assessable Series T7 Taxable Auction Market Preferred Shares, par value $.001 per share, $25,000 liquidation preference per share, of Cohen & Steers REIT and Utility Income Fund, Inc. (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this [__]th day of March 2004.

THE BANK OF NEW YORK                              COHEN & STEERS REIT AND
As Transfer Agent and Registrar                   UTILITY INCOME FUND, INC.


By:                                               By:
    -------------------------                         --------------------------
    Authorized Signature                              Name: Martin Cohen
                                                      Title: President


                                                  By:
                                                      --------------------------
                                                      Name: Robert H. Steers
                                                      Title: Secretary

                                  TRANSFER FORM

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________ Series T7 Taxable Auction Market Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.


Dated:                      ,
       ---------------------  -------

    In presence of:

---------------------                          --------------------

     Series T7 Taxable Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Articles Supplementary Creating and Fixing the Rights of Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28 and Series F28 Taxable Auction Market Preferred Shares, a copy of which may be obtained at the office of the State Department of Assessments and Taxation of Maryland.

     The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

     The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class authorized to be issued, the differences in the relative rights and preferences between shares of any series of any authorized preferred or special class to the extent they have been set, and the authority of the Board of Directors to classify unissued shares and to set the relative rights and preference thereof and of any subsequent series of such preferred or special classes. Any such request should be addressed to the Secretary of the Fund.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER                                              NUMBER OF SHARES

         1                                                            3,360

                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                             a Maryland corporation
                Series W7 Taxable Auction Market Preferred Shares
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                              CUSIP NO. [______]

     This certifies that Cede & Co. is the owner of 3,360 fully paid and non-assessable Series W7 Taxable Auction Market Preferred Shares, par value $.001 per share, $25,000 liquidation preference per share, of Cohen & Steers REIT and Utility Income Fund, Inc. (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this [__]th day of March 2004.

THE BANK OF NEW YORK                              COHEN & STEERS REIT AND
As Transfer Agent and Registrar                   UTILITY INCOME FUND, INC.


By:                                               By:
    -------------------------                         --------------------------
    Authorized Signature                              Name: Martin Cohen
                                                      Title: President


                                                  By:
                                                      --------------------------
                                                      Name: Robert H. Steers
                                                      Title: Secretary

                                  TRANSFER FORM

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________ Series W7 Taxable Auction Market Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                      ,
       ---------------------  -------

    In presence of:

---------------------                          --------------------

     Series W7 Taxable Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Articles Supplementary Creating and Fixing the Rights of Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28 and Series F28 Taxable Auction Market Preferred Shares, a copy of which may be obtained at the office of the State Department of Assessments and Taxation of Maryland.

     The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

     The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class authorized to be issued, the differences in the relative rights and preferences between shares of any series of any authorized preferred or special class to the extent they have been set, and the authority of the Board of Directors to classify unissued shares and to set the relative rights and preference thereof and of any subsequent series of such preferred or special classes. Any such request should be addressed to the Secretary of the Fund.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER                                              NUMBER OF SHARES

         1                                                            3,360

                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                             a Maryland corporation
               Series TH7 Taxable Auction Market Preferred Shares
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                              CUSIP NO. [______]

     This certifies that Cede & Co. is the owner of 3,360 fully paid and non-assessable Series TH7 Taxable Auction Market Preferred Shares, par value $.001 per share, $25,000 liquidation preference per share, of Cohen & Steers REIT and Utility Income Fund, Inc. (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this [__]th day of March 2004.

THE BANK OF NEW YORK                              COHEN & STEERS REIT AND
As Transfer Agent and Registrar                   UTILITY INCOME FUND, INC.


By:                                               By:
    -------------------------                         --------------------------
    Authorized Signature                              Name: Martin Cohen
                                                      Title: President


                                                  By:
                                                      --------------------------
                                                      Name: Robert H. Steers
                                                      Title: Secretary

                                  TRANSFER FORM

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________ Series TH7 Taxable Auction Market Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                      ,
       ---------------------  -------

    In presence of:

---------------------                          --------------------

     Series TH7 Taxable Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Articles Supplementary Creating and Fixing the Rights of Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28 and Series F28 Taxable Auction Market Preferred Shares, a copy of which may be obtained at the office of the State Department of Assessments and Taxation of Maryland.

     The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

     The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class authorized to be issued, the differences in the relative rights and preferences between shares of any series of any authorized preferred or special class to the extent they have been set, and the authority of the Board of Directors to classify unissued shares and to set the relative rights and preference thereof and of any subsequent series of such preferred or special classes. Any such request should be addressed to the Secretary of the Fund.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER                                              NUMBER OF SHARES

         1                                                            3,360

                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                             a Maryland corporation
                Series F7 Taxable Auction Market Preferred Shares
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                              CUSIP NO. [______]

     This certifies that Cede & Co. is the owner of 3,360 fully paid and non-assessable Series F7 Taxable Auction Market Preferred Shares, par value $.001 per share, $25,000 liquidation preference per share, of Cohen & Steers REIT and Utility Income Fund, Inc. (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this [__]th day of March 2004.

THE BANK OF NEW YORK                              COHEN & STEERS REIT AND
As Transfer Agent and Registrar                   UTILITY INCOME FUND, INC.


By:                                               By:
    -------------------------                         --------------------------
    Authorized Signature                              Name: Martin Cohen
                                                      Title: President


                                                  By:
                                                      --------------------------
                                                      Name: Robert H. Steers
                                                      Title: Secretary

                                  TRANSFER FORM

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________ Series F7 Taxable Auction Market Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                      ,
       ---------------------  -------

    In presence of:

---------------------                          --------------------

     Series F7 Taxable Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Articles Supplementary Creating and Fixing the Rights of Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28 and Series F28 Taxable Auction Market Preferred Shares, a copy of which may be obtained at the office of the State Department of Assessments and Taxation of Maryland.

     The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

     The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class authorized to be issued, the differences in the relative rights and preferences between shares of any series of any authorized preferred or special class to the extent they have been set, and the authority of the Board of Directors to classify unissued shares and to set the relative rights and preference thereof and of any subsequent series of such preferred or special classes. Any such request should be addressed to the Secretary of the Fund.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER                                              NUMBER OF SHARES

         1                                                            3,000

                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                             a Maryland corporation
               Series T28 Taxable Auction Market Preferred Shares
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                              CUSIP NO. [______]

     This certifies that Cede & Co. is the owner of 3,000 fully paid and non-assessable Series T28 Taxable Auction Market Preferred Shares, par value $.001 per share, $25,000 liquidation preference per share, of Cohen & Steers REIT and Utility Income Fund, Inc. (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this [__]th day of March 2004.

THE BANK OF NEW YORK                              COHEN & STEERS REIT AND
As Transfer Agent and Registrar                   UTILITY INCOME FUND, INC.


By:                                               By:
    -------------------------                         --------------------------
    Authorized Signature                              Name: Martin Cohen
                                                      Title: President


                                                  By:
                                                      --------------------------
                                                      Name: Robert H. Steers
                                                      Title: Secretary

                                  TRANSFER FORM

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________ Series T28 Taxable Auction Market Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                      ,
       ---------------------  -------

    In presence of:

---------------------                          --------------------

     Series T28 Taxable Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Articles Supplementary Creating and Fixing the Rights of Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28 and Series F28 Taxable Auction Market Preferred Shares, a copy of which may be obtained at the office of the State Department of Assessments and Taxation of Maryland.

     The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

     The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class authorized to be issued, the differences in the relative rights and preferences between shares of any series of any authorized preferred or special class to the extent they have been set, and the authority of the Board of Directors to classify unissued shares and to set the relative rights and preference thereof and of any subsequent series of such preferred or special classes. Any such request should be addressed to the Secretary of the Fund.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NUMBER                                              NUMBER OF SHARES

         1                                                            3,000

                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
                             a Maryland corporation
               Series F28 Taxable Auction Market Preferred Shares
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                              CUSIP NO. [______]

     This certifies that Cede & Co. is the owner of 3,000 fully paid and non-assessable Series F28 Taxable Auction Market Preferred Shares, par value $.001 per share, $25,000 liquidation preference per share, of Cohen & Steers REIT and Utility Income Fund, Inc. (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this [__]th day of March 2004.

THE BANK OF NEW YORK                              COHEN & STEERS REIT AND
As Transfer Agent and Registrar                   UTILITY INCOME FUND, INC.


By:                                               By:
    -------------------------                         --------------------------
    Authorized Signature                              Name: Martin Cohen
                                                      Title: President


                                                  By:
                                                      --------------------------
                                                      Name: Robert H. Steers
                                                      Title: Secretary

                                  TRANSFER FORM

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________ Series F28 Taxable Auction Market Preferred Shares represented by this Certificate, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated:                      ,
       ---------------------  -------

    In presence of:

---------------------                          --------------------

     Series F28 Taxable Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred or otherwise disposed of only pursuant to the provisions of the Fund's Articles Supplementary Creating and Fixing the Rights of Series M7, Series T7, Series W7, Series TH7, Series F7, Series T28 and Series F28 Taxable Auction Market Preferred Shares, a copy of which may be obtained at the office of the State Department of Assessments and Taxation of Maryland.

     The Fund will furnish information about the restrictions on transferability to any stockholder upon request and without charge. Any such request should be addressed to the Secretary of the Fund.

     The Fund will furnish to any stockholder on request and without charge a full statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class authorized to be issued, the differences in the relative rights and preferences between shares of any series of any authorized preferred or special class to the extent they have been set, and the authority of the Board of Directors to classify unissued shares and to set the relative rights and preference thereof and of any subsequent series of such preferred or special classes. Any such request should be addressed to the Secretary of the Fund.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.